Exhibit 99.1

Tidewater Reports First Quarter Results for Fiscal 2008

NEW ORLEANS—(BUSINESS WIRE)—July 26, 2007—Tidewater Inc. (NYSE:TDW) announced today first quarter net earnings for the period ended June 30, 2007, of $87.5 million, or $1.55 per common share, on revenues of $305.5 million. Included in the current quarter’s net earnings are after-tax charges totaling $3.5 million, or $.06 per common share, related to the settlement of a recent class action in California related to certain wage and hour claims of certain former and current employees, retirement costs of a senior executive and legal costs associated with the Company’s ongoing previously disclosed investigation of its Nigerian operations.

For the same quarter last year, net earnings were $71.4 million, or $1.23 per common share, on revenues of $269.8 million. The immediately preceding quarter ended March 31, 2007, had net earnings of $87.6 million, or $1.56 per common share, on revenues of $293.5 million. Included in the March 31, 2007, quarterly earnings was a $3.5 million pre-tax charge to vessel operating costs for the Company’s share of a deficit in an industry-wide multi-employer retirement fund in the United Kingdom, the Merchants Navy Officers Pension Fund (MNOPF).

As previously announced, Tidewater will hold a conference call to discuss June quarterly earnings on Thursday, July 26, 2007, at 10:00 a.m. CDST, following the Company’s release of quarterly earnings. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 11:00 a.m. CDST on July 27, 2007, and will continue until 11:59 p.m. CDST on July 28, 2007. To hear the replay, call 1-800-642-1687 (1-706-645-9291 if calling from outside the U.S.). The conference call ID number is 6074499.

A simultaneous Webcast of the conference call will be accessible online at the Tidewater Inc. Website, www.tdw.com, and at the CCBN Website, www.streetevents.com. The online replay will be available until August 26, 2007.

Tidewater Inc. owns 455 vessels, the world’s largest fleet of vessels serving the global offshore energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Senior Vice President, Principal Accounting Officer and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(In thousands, except share and per share data)

	Three Months Ended
	June 30,
	2007	2006
Revenues:
Vessel revenues	$292,891	258,685
Other marine revenues	12,591	11,135

	305,482	269,820

Costs and expenses:
Vessel operating costs	138,540	119,762
Costs of other marine revenues	11,747	9,914
Depreciation and amortization	28,197	27,797
General and administrative	31,512	23,692
Gain on sales of assets	(6,930)	(2,713)

	203,066	178,452

	102,416	91,368

Other income (expenses):
Foreign exchange loss	(525)	(769)
Equity in net earnings of unconsolidated companies	3,386	2,449
Minority interests	(44)	20
Interest and miscellaneous income	5,685	4,777
Interest and other debt costs	(2,842)	(2,580)

	5,660	3,897

Earnings before income taxes	108,076	95,265
Income taxes	20,534	23,816

Net earnings	$87,542	71,449

Basic earnings per common share	$1.56	1.25

Diluted earnings per common share	$1.55	1.23

Weighted average common shares outstanding	56,072,548	57,296,433
Incremental common shares from stock options	446,798	711,830

Adjusted weighted average common shares	56,519,346	58,008,263

Cash dividends declared per common share	$.15	.15

The company’s revenues and operating costs for the quarters ended June 30, 2007 and 2006 and for the quarter ended March 31, 2007, were as follows:

	Quarter Ended		Quarter Ended
	June 30,		March 31,
(In thousands)	2007	2006	2007
Revenues:
Vessel revenues:
United States	$43,072	61,808	48,615
International	249,819	196,877	238,477

	292,891	258,685	287,092
Other marine revenues	12,591	11,135	6,456

	$305,482	269,820	293,548

Operating costs:
Vessel operating costs:
Crew costs	$76,245	63,409	74,744
Repair and maintenance	24,558	24,989	25,126
Insurance and loss reserves	6,038	4,548	375
Fuel, lube and supplies	11,316	11,365	11,174
Vessel operating leases	766	254	346
Other	19,617	15,197	19,719

	138,540	119,762	131,484
Costs of other marine revenues	11,747	9,914	5,713

	$150,287	129,676	137,197

The company’s vessel operating profit and other components of earnings before income taxes for the quarters ended June 30, 2007 and 2006 and for the quarter ended March 31, 2007, were as follows:

	Quarter Ended		Quarter Ended
	June 30,		March 31,
(In thousands)	2007	2006	2007
Vessel activity:
United States	$10,365	25,924	16,392
International	95,910	68,116	90,109

	106,275	94,040	106,501
Gain on sales of assets	6,930	2,713	2,832
Other marine services	735	1,100	552

Operating profit	$113,940	97,853	109,885

Equity in net earnings of unconsolidated companies	3,386	2,449	3,229
Interest and other debt costs	(2,842)	(2,580)	(2,268)
Corporate general and administrative	(11,097)	(6,295)	(6,109)
Other income	4,689	3,838	5,529

Earnings before income taxes	$108,076	95,265	110,266

The company’s vessel utilization percentages and average day rates by vessel class and in total for the quarter periods ended June 30, 2007 and 2006 and for the quarter ended March 31, 2007, were as follows:

	Quarter Ended		Quarter Ended
	June 30,		March 31,
	2007	2006	2007
UTILIZATION:
United States-based fleet:
Deepwater vessels	91.3%	93.8	100.0
Towing-supply/supply	61.0	64.2	55.9
Crew/utility	88.3	96.4	87.8
Offshore tugs	—	39.8	—
Total	70.3%	68.0	67.6
International-based fleet:
Deepwater vessels	96.3%	89.3	96.7
Towing-supply/supply	77.4	77.4	79.7
Crew/utility	86.2	83.8	85.7
Offshore tugs	63.4	72.1	70.7
Other	54.7	45.8	54.4
Total	79.0%	78.4	81.0
Worldwide fleet:
Deepwater vessels	95.5%	90.2	97.3
Towing-supply/supply	75.0	74.8	75.9
Crew/utility	86.5	85.8	86.0
Offshore tugs	63.4	63.9	70.6
Other	54.7	45.8	54.4
Total	77.8%	76.4	79.1

AVERAGE VESSEL DAY RATES:
United States-based fleet:
Deepwater vessels	$23,432	21,380	28,305
Towing-supply/supply	11,951	11,645	12,461
Crew/utility	5,992	6,457	6,104
Offshore tugs	—	15,920	—
Total	$12,001	11,987	13,297
International-based fleet:
Deepwater vessels	$23,175	18,216	21,893
Towing-supply/supply	9,478	8,076	9,142
Crew/utility	4,663	3,748	4,375
Offshore tugs	7,044	5,964	6,501
Other	5,653	3,615	4,132
Total	$9,557	7,833	9,062
Worldwide fleet:
Deepwater vessels	$23,218	18,856	23,111
Towing-supply/supply	9,774	8,671	9,531
Crew/utility	4,855	4,229	4,636
Offshore tugs	7,044	7,534	6,505
Other	5,653	3,615	4,132
Total	$9,852	8,540	9,577

The company’s average number of vessels by class and geographic distribution for the quarters ended June 30, 2007 and 2006 and for the quarter ended March 31, 2007, were as follows:

	Quarter Ended		Quarter Ended
	June 30,		March 31,
	2007	2006	2007
United States-based fleet:
Deepwater vessels	6	7	7
Towing-supply/supply	38	50	41
Crew/utility	12	13	13
Offshore tugs	—	13	—

Total	56	83	61

International-based fleet:
Deepwater vessels	30	29	29
Towing-supply/supply	218	207	215
Crew/utility	74	71	74
Offshore tugs	37	38	37
Other	5	7	5

Total	364	352	360

Owned or chartered vessels included in marine revenues	420	435	421
Vessels withdrawn from service	25	62	32
Joint-venture and other	13	21	13

Total	458	518	466

Tidewater’s vessel commitments by vessel class and type as of June 30, 2007, were as follows:

	U. S. Built			International Built
Vessel class and type	Number of Vessels	Total Cost Commitment	Expended Through 6/30/07	Number of Vessels	Total Cost Commitment	Expended Through 6/30/07
		(In thousands)			(In thousands)
Deepwater vessels:
Anchor handling towing supply	—	—	—	6	$151,776	$20,770
Platform supply vessels	2	$35,031	$23,139	4	$98,437	$22,848
Replacement Fleet:
Anchor handling towing supply	—	—	—	18	$267,258	$95,892
Platform supply vessels	2	$28,251	$16,474	6	$77,308	$13,211
Crewboats and offshore tugs:
Crewboats	2	$15,079	$2,579	2	$17,310	—
Offshore tugs	—	—	—	3	$34,062	$6,008

Totals	6	$78,361	$42,192	39	$646,151	$158,729

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter of the various vessel commitments as discussed above:

	Quarter Period Ended
Vessel class and type	9/07	12/07	03/08	06/08	9/08	Thereafter
Deepwater vessels:
Anchor handling towing supply	—	—	—	—	—	6
Platform supply vessels	1	1	—	—	—	4
Replacement Fleet:
Anchor handling towing supply	3	4	4	1	4	2
Platform supply vessels	—	1	1	—	1	5
Crewboats and offshore tugs:
Crewboats	—	2	—	—	—	2
Offshore tugs	1	—	—	—	—	2

Totals	5	8	5	1	5	21